December 1, 2022
Pioneer Emerging Markets Equity Fund
Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 1, 2022

Effective December 1, 2022, the following changes are being made regarding the fund’s expenses:
Management fee reduction
The fund pays Amundi US a fee for managing the fund and to cover the cost of providing certain services to the fund.
Effective December 1, 2022, Amundi US’s annual fee is reduced to 0.60% of the fund’s average daily net assets. The fee is accrued daily and paid monthly.
Prior to December 1, 2022, Amundi US’s annual fee was equal to 0.80% of the fund’s average daily net assets up to $1 billion and 0.75% of the fund’s average daily net assets over $1 billion.
New expense limitations
Effective December 1, 2022, the fund is implementing new expense limitations as follows:
Class A shares –	1.05%
Class C shares –	1.80%
Class K shares –	0.75%
Class Y shares –	0.75%
Amundi US has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to the above amounts. These expense limitations will be in effect through February 1, 2024.
33167-00-1222
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC